AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
AIG PROTECTION ADVANTAGE VULsm
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED FEBRUARY 11, 2008
TO PROSPECTUS DATED FEBRUARY 1, 2008

PLEASE NOTE THIS CHANGE TO THE CONTACT INFORMATION FOR
 YOUR VARIABLE UNIVERSAL LIFE INSURANCE POLICY

          American General Life Insurance Company is amending the AIG Protection Advantage VUL variable universal life insurance Policy prospectus for the sole purpose of replacing the "Contact Information" table on page 5 of the prospectus.  The "Express Delivery" addresses have recently been modified.  The table is deleted in its entirety and replaced with the following:

CONTACT INFORMATION
Addresses and telephone numbers: Here is how you can contact us about the AIG Protection Advantage VUL Policies.
ADMINISTRATIVE CENTER:		HOME OFFICE:	PREMIUM PAYMENTS:
(Express Delivery) VUL Administration 2727-A Allen Parkway Houston, Texas 77019-2191 1-713-831-3443, 1-800-340-2765 (Hearing Impaired) 1-888-436-5258 Fax: 1-713-620-6653 (Except premium payments)	(U.S. Mail) VUL Administration P. O. Box 4880 Houston, Texas 77210-4880	2727-A Allen Parkway Houston, Texas 77019-2191 1-713-831-3443 1-800-340-2765	(Express Delivery) Payment Processing Center 8430 W. Bryn Mawr Avenue 3rd Floor Lockbox 0842 Chicago, IL 60631 (U.S. Mail) Payment Processing Center P.O. Box 0842 Carol Stream, IL 60132-0842

          This change is effective immediately.  However, express deliveries of premium payments sent to the former premium payments express delivery address will be accepted until June 1, 2008.  After June 1, 2008, any express deliveries of premium payments sent to the former premium payments express delivery address will be returned to sender.

          If you have any questions, please call us at 1-800-340-2765.